UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2015 (November 30, 2015)

Trinity Place Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-8546	22-2465228
(Commission File Number)	(IRS Employer Identification No.)

717 Fifth Avenue

New York, New York 10022
(Address of principal executive offices and zip code)

(212) 235-2190
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 30, 2015, Trinity Place Holdings Inc. (the “Company”) issued a press release announcing the extension of its rights offering from the current expiration date of Monday, November 30, 2015 to Thursday, December 3, 2015. The subscription rights issued by the Company may now be exercised at any time prior to 5:00 p.m. New York City time on Thursday, December 3, 2015.

Other than the extension of the expiration date of the rights offering, all of the offering terms described in the prospectus dated November 5, 2015 remain the same and apply during the extended subscription period of the rights offering.

A copy of the Company's press release announcing the extension of its rights offering is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Description

99.1	Press release dated November 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Place Holdings Inc.

Date: November 30, 2015	/s/ Steven Kahn
Steven Kahn
Chief Financial Officer